UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) November 8, 2006

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events
     On November 8, 2006, the Public Utilities Commission of Nevada (the “PUCN”) approved Nevada Power Company’s (“NPC”) 2006 Integrated Resource Plan (“IRP”) and Sierra Pacific Power Company’s (“SPPC”, and collectively with NPC, the “Utilities”) thirteenth amendment to its 2004 IRP. The Utilities’ IRPs focus on conventional generation, renewable energy, conservation, and transmission projects to meet Nevada’s growing electricity needs while diversifying the fuel mix of the Utilities’ generation portfolios. Included in the PUCN’s approval is Phase 1 of the construction of the Utilities’ Ely Energy Center (“EEC”), a major energy project located near Ely, Nevada consisting of two 750-megawatt coal-fired generation units. In addition, the PUCN approved the development and construction of a 250-mile 500kV transmission line that will deliver electricity from EEC as well as link NPC’s and SPPC’s transmission systems in the southern and northern portions of the state.
     The PUCN approved spending up to $300 million for development activities associated with EEC and established the project as a “critical facility,” thereby allowing it to qualify for incentives that will be determined in a later filing. Specific incentives were also designated for future wind projects based on certain in-service dates. The PUCN also required that NPC file an amendment to its 2006 IRP in early 2008 once elements of the plan, including final costs, can be more accurately estimated. The current estimate for EEC and the 500kV transmission line is approximately $3.7 billion.
     Also approved by the PUCN were the following initiatives:
     For NPC:
•	Construction of 600 megawatts of natural gas-fired combustion turbine peaking units at Clark Station to be installed in 2008 and 2009 at an approximate cost of $400 million.
•	Installation of approximately $84 million in environmental equipment upgrades for Reid Gardner Units 1-4.
•	Expenditure over the next three years of a combined total of approximately $265 million in substation improvements, transmission line upgrades, studies, permitting and land acquisitions.
     For SPPC:
•	Refurbishment of some of the company’s diesel-fired generating units and retirement of others.
•	Upgrades to the combustion systems to extend the life of Valmy Units 1 and 2.
     A copy of the PUCN’s final order will be available on the PUCN’s website at http://www.puc.state.nv.us/.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: November 8, 2006	By:	/s/ Paul J. Kaleta
Paul J. Kaleta
Senior Vice President, General Counsel and Corporate Secretary

Nevada Power Company (Registrant)

Date: November 8, 2006	By:	/s/ Paul J. Kaleta
Paul J. Kaleta
Senior Vice President, General Counsel and Secretary

Sierra Pacific Power Company (Registrant)

Date: November 8, 2006	By:	/s/ Paul J. Kaleta
Paul J. Kaleta
Senior Vice President, General Counsel and Secretary